     As filed with the Securities and Exchange Commission on August 2, 2002
                                               Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                                  GARTNER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                Delaware                                         04-3099750
    (STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)


             P.O. Box 10212
           56 Top Gallant Road
          Stamford, Connecticut                                  06904-2212
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

                      Gartner, Inc. 1999 Stock Option Plan
                            (FULL TITLE OF THE PLAN)


                               Regina M. Paolillo
                            Executive Vice President
                           and Chief Financial Officer
                                  Gartner, Inc.
                               56 Top Gallant Road
                                 P.O. Box 10212
                        Stamford, Connecticut 06904-2212
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                 (203) 316-1111
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)


                                    Copy to:

                              Thomas A. Klee, Esq.
                              Shipman & Goodwin LLP
                                One American Row
                           Hartford, Connecticut 06103
                                 (860) 251-5000


                         CALCULATION OF REGISTRATION FEE

                                              PROPOSED          PROPOSED
                               AMOUNT         MAXIMUM            MAXIMUM
     TITLE OF SECURITIES       TO BE       OFFERING PRICE       AGGREGATE         AMOUNT OF
       TO BE REGISTERED      REGISTERED     PER UNIT (1)     OFFERING PRICE    REGISTRATION FEE
       ----------------      ----------     ------------     --------------    ----------------
Class A Common Stock, par
value $0.0005..............   3,500,000            $8.12        $28,420,000           $2,614.64

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933 based on the average of the high and low prices reported on the New York Stock Exchange on July 31, 2002.

 Pursuant to Rule 429 under the Securities Act of 1933, the prospectus relating to the securities registered under this Registration Statement also relates to
         Registration Statement No. 333-30546, filed February 16, 2000.

             STATEMENT PURSUANT TO GENERAL INSTRUCTION E OF FORM S-8

     This Registration Statement relates to the registration of additional shares of Class A Common Stock, par value $0.0005 per share, of Gartner, Inc., the same class of securities as registered on Form S-8 for Gartner, Inc. 1999 Stock Option Plan, Registration Statement No. 333-30546. The contents of the prior Registration Statement are incorporated in this Registration Statement by reference.

                                   SIGNATURES

     Pursuant to requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on July 25, 2002.

                                   GARTNER, INC.


                                   By: /s/ MICHAEL D. FLEISHER
                                      -----------------------------------------
                                       Michael D. Fleisher
                                       Chairman of the Board, Chief Executive
                                         Officer and President


                                POWER OF ATTORNEY

     Know All Persons by These Presents, that each person whose signature appears below constitutes and appoints Michael D. Fleisher and Regina M. Paolillo and each of them acting individually, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement, and to file same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, with full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, of their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                    SIGNATURE                                 TITLE                         DATE
                    ---------                                 -----                         ----
/s/ MICHAEL D. FLEISHER                        Director and Chairman of the Board,     July 25, 2002
------------------------------------------         Chief Executive Officer and
    Michael D. Fleisher                           President (Principal Executive
                                                             Officer)

/s/ REGINA M. PAOLILLO                          Executive Vice President Corporate     July 25, 2002
------------------------------------------     Services and Chief Financial Officer
    Regina M. Paolillo                         (Principal Financial and Accounting
                                                             Officer)

/s/ ANNE SUTHERLAND FUCHS                                    Director                  July 25, 2002
------------------------------------------
    Anne Sutherland Fuchs

/s/ WILLIAM O. GRABE                                         Director                  July 25, 2002
------------------------------------------
    William O. Grabe

/s/ MAX D. HOPPER                                            Director                  July 25, 2002
------------------------------------------
    Max D. Hopper

/s/ GLENN H. HUTCHINS                                        Director                  July 25, 2002
------------------------------------------
    Glenn H. Hutchins

/s/ STEPHEN G. PAGLIUCCA                                     Director                  July 25, 2002
------------------------------------------
    Stephen G. Pagliuca

/s/ KENNETH ROMAN                                            Director                  July 25, 2002
------------------------------------------
    Kenneth Roman

/s/ DAVID J. ROUX                                            Director                  July 25, 2002
------------------------------------------
    David J. Roux

/s/ DENNIS G. SISCO                                          Director                  July 25, 2002
------------------------------------------
    Dennis G. Sisco

/s/ MAYNARD G. WEBB, JR.                                     Director                  July 25, 2002
------------------------------------------
    Maynard G. Webb, Jr.

                                  EXHIBIT INDEX

Exhibit No.                                Description
-----------                                -----------
      5.1*          Opinion of Shipman & Goodwin LLP as to the legality of the securities being registered.

     23.1*          Consent of Shipman & Goodwin LLP (included in Exhibit 5.1).

     23.2*          Consent of KPMG LLP.

     24.1* Power of Attorney (included in the signature page of this registration statement).

     99.1*          Gartner, Inc. 1999 Stock Option Plan.


*Filed herewith.